Exhibit 99.1

Ninth Annual D.A. Davidson Financial Services Conference May 2007

Forward Looking Statements (Provisions of the Private Securities Litigation Reform Act of 1995) Statements throughout today’s presentation that are not historical facts may be considered forward-looking statements that are subject to a variety of risks and uncertainties. There are a number of important factors that could cause actual results to differ materially from those expressed in any forward-looking statements made by the Company, including uncertainties regarding identification and mitigation of credit risk, interest rate risk, liquidity risk, compliance risk, the loss in market value of available for sale securities that could result when interest rates change substantially as well as changes in the environment that may be associated with inflation, government regulations, and economic conditions and competition in the geographic and business areas in which the Company conducts business.

The Bank Holdings Background $652 Million Financial Services Company Nevada Security Bank Silverado Bank (a division of Nevada Security Bank) Granite Exchange Rocky Mountain 1031 Exchange

Capitalization Nasdaq TBHS Common Shares Outstanding March 31, 2007 5.831 million Market Capitalization $106 million

2006 Highlights 2006 a record year for TBHS with earnings of $2.1 million Total asset growth of $267 million, or 69% Basic and Diluted EPS increased 13% and 19%, respectively Excellent credit quality Completed the acquisition of NNB Holdings and Northern Nevada Bank Second year of a 5% stock dividend

Company Background

The Company Development Timeline Acquisition of NNB Holdings and Northern Nevada Bank November 2006 Silverado Bank, a division of NSB, opens its doors in Roseville, CA, near Sacramento, CA March 2005 The Bank Holdings (TBHS) is made effective August 2003 The Bank Holdings completes a secondary offering and is listed on NASDAQ under TBHS March 2004 TBHS announces the signing of definitive Agreement, plan of reorganization, and merger agreement between TBHS, NSB, and CNA Trust Corporation, a California banking corporation – consummation in November and merger into NSB. August 2004 Company now has six (6) Northern Nevada branches, two (2) Northern California branches and three (3) subsidiaries. March 2007 TBHS acquires Granite Exchange located in Roseville, CA, a qualified intermediary for 1031 real estate exchanges March 2006 TBHS acquires Big Sky Property Exchange located in Bozeman, Mont., a qualified intermediary for 1031 real estate exchanges March 2006 NSB opens in Reno, NV with $14M capital December 2001 Nevada Security Bank (NSB) is incorporated February 2001

Our Mission Create shareholder value Become a top-quartile performing bank Attract/retain experienced, proven banking staff who: Have strong ties to the communities they serve Are committed to our disciplined credit/sales culture Target a select group of businesses, professionals and individuals who are looking for professional and attentive service Capture market share from larger competitors Be opportunistic and expand: via de novo, organic growth, and/or select acquisitions

Geographical Distribution

Market Niches (Banking) Commercial Real Estate Construction & Land Development Business Lending SBA Lending Relationship Banking Deposit Acquisition Electronic Banking

Market Niches 1031 Division Residential Real Estate Commercial Real Estate Relationship Banking Deposit Acquisition

Investment Thesis Detail

Experienced Management Team Hal Giomi – Chairman, CEO Joe Bourdeau – President – TBHS David Funk – President – NSB Jack Buchold – EVP, CFO John Donovan – EVP, CCO E. Tim Ching – Regional President, Silverado Bank

Financial Growth/Performance

Balance Sheet Growth 12/31/02 12/31/03 12/31/04 ($ in millions) Between year end ‘04 and ‘05, the Bank has achieved compounded growth rates of: Assets: ** Loans: ** Deposits: ** Balance Sheet Growth ($ In Millions) Balance Sheet Growth 12/31/05 12/31/06

Deposit Mix At December 31, 2006 Non Interest Bearing Demand ( 15%) Interest Bearing Demand ( 2%) Savings ( 16%) Money Market ( 22%) IRA's ( 1%) Time Deposits< $100,000 ( 30%) Time Deposits> $100,000 ( 14%)

Loan Mix At December 31, 2006 Commercial and Industrial(16%) SBA/USDA(3%) Commercial Real Estate ( 46%) Construction and Land Development ( 33%) Consumer Loans ( 2%)

Loan/Deposit Ratio Loan/Deposit Ratios Loan/Deposit Ratios

Loan Loss Reserve Loan Loss Reserves Loan Loss Reserves

Net Income Growth FY 2002 FY 2003 FY 2004 FY 2005 FY 2006 ($1,765) ($565) $281 $1,412 $2,083 -$2,000 -$1,500 -$1,000 -$500 $0 $500 $1,000 $1,500 $2,000 $2,500 ($ in Thousands)

Earnings per Share (Fully Diluted) 2002 2003 2004 2005 2006 ($1.26) ($0.40) $0.09 $0.41 $0.49 -$1.40 -$1.20 -$1.00 -$0.80 -$0.60 -$0.40 -$0.20 $0.00 $0.20 $0.40 $0.60 Per Year

Summary Ratios 6.8 N/A 1.08% 3.49% 2.61% 6.10% 95.8% 52.6% 55.8% 2005 5.6 5.4 Assets/Employee (mill) N/A -0.02% Net Loss/Avg. Total Loans 0.99% 1.17% All/Total Loans 3.12% 3.74% Net Int. Inc./A.E. Assets 1.67% 3.53% Int. Exp./A.E. Assets 4.79% 7.27% Int. Income/A.E. Assets 94.3% 94.4% Avg. Earning Assets/TA 94.4% 89.2% Loan Growth 48.6% 69.4% Asset Growth 2004 2006 Performance Ratios

Promising, Diverse Markets

Target Markets, Banking Small/medium - sized privately held businesses Business owners and professionals Individual and small real estate developers Not-for-profit organizations Recruited key lenders who bring significant client base in Northern California Continued economic development in all markets we serve Attract deposits through customer oriented product mix, competitive pricing, convenient locations

Target Markets, 1031 Division Northern California and Southern Nevada Pacific Northwest, Hawaii, Arizona, Montana and Colorado National expansion as opportunities become available Cross over marketing with other deposit services Cross over marketing with loan services Facilitates fee income generation for Company Facilitates deposit interest income for Company

Northern Nevada Market Nevada is the fastest growing state, was for 18 prior years Projected growth in Northern Nevada: Population growth in past 10 years of 28% and projected to continue at same rate Per capita income growth over past 10 years in excess of 60% Nevada’s growth in personal income, per capita income and real average earnings outpace the national average Northern Nevada has had relatively high success in business expansion and attraction due to favorable tax and business friendly regulatory environment Inc. Magazine voted Reno “Best Place to Do Business” in 2005 Reno ranked No. 21 in the Milken Institute’s 2006 ranking of “Best Performing Cities,” based on growth in jobs and wages as well as general economic conditions.

Northern California Market California remains most populous state in nation, is 5th largest economy in the world Roseville is sixteen miles northwest of Sacramento, the state capital, and Placer County is among the fastest growing counties in California Growth in the Sacramento area: Population growth over past 10 years in excess of 90% Top 5% for retail sales performance statewide Top 7% for per capita retail sales statewide Top 16% for per capita income statewide Sacramento Valley economy encourages jobs, manufacturing and high tech growth

Bozeman, Montana Market Gallatin County (Bozeman) is home to approximately 90 high-tech companies Gallatin Valley has a highly educated and skilled work force:public schools consistently rank in top 2% of high schools nationwide and 41% of adults over 25 years of age have college or post graduate degrees. Bozeman was ranked 3rd Best Small City in the nation by 2000 Bizjournals.com Demographics Daily Bozeman was named an All-America City in 2001 Bozeman has averaged more than 2% growth per year for last 10 years

Game Plan

Expansion and Growth Plan Quality Earnings Growth 1.2 to1.6% ROAA Target 12 to 16% ROAE Target Manage asset/liability mix Increase fee income Continue prudent expense management Expand the Franchise De novo branching opportunities and other organic growth Seek out acquisitions - aggressive but strategic Expand Service and Product Offerings National expansion of other financial services

The Plan Has Been Growth. The plan from inception has been strategic, aggressive growth, and we have succeeded thus far Our plan is to continue smart, strategic growth, with management expertise, discipline and experience We are moving through a transition period from pure growth, to a strategy of earnings realization The Plan Has Been Growth The plan from inception has been strategic, aggressive growth, and we have been successful Our plan is to continue smart, strategic growth, however, We are moving through a transition period from pure growth to a strategy of earnings realization

Investment Thesis Diversified geographic franchise distribution in promising growth areas High balance sheet growth “Outstanding” CRA rating Geographically diversified loan portfolio with superior credit quality Strong track record since public offering in 2004 Experienced and proven Board, management and staff

Thank you.